SUPPLEMENT DATED SEPTEMBER 11, 2001
                              TO THE PROSPECTUS OF
                        TEMPLETON GLOBAL LONG-SHORT FUND
                               DATED JULY 31, 2001

The prospectus is amended as follows:

I. The section "Buying Shares" on page 19, the section "Investor Services -- Exchange Privilege" on page 24, the section "Investor Services -- Systematic Withdrawal Plan" on page 25, and the section "Selling Shares" on page 26 are supplemented with the following:

 The Fund will be closed to new investors after the close of business on November 30, 2001. The Fund intends to re-open to new investors on March 1, 2002 unless the Fund's assets reach $500 million and the manager decides to keep the Fund closed to new investors. If you are a shareholder of record as of the close of business on November 30, 2001, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions.

 During the period that the Fund is closed to new investors, exchanges into shares of the Fund from other Franklin Templeton funds will be accepted only to add to an existing account and not to establish a new account. Please keep in mind that if you participate in the Fund's systematic withdrawal plan and you exhaust the shares in your account during the period that the Fund is closed to new investors, your account will be closed and you will not be able to buy additional shares or to reopen your account until the Fund is re-opened to new investors.

 Although you may sell your shares at any time, please keep in mind that if you sell all the shares in your account during the period that the Fund is closed to new investors, your shareholder account will be closed and you will not be allowed to buy additional shares or to reopen your account until the Fund is re-opened to new investors. If you sell your shares of the Fund, you may reinvest some or all of the proceeds in most of the other Franklin Templeton funds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class.

II. The "Account Policies -- Dealer Compensation" section on page 31 is supplemented with the following:

 During the period October 15, 2001 through November 30, 2001, Franklin Templeton Distributors, Inc., the principal underwriter for Franklin Templeton International Trust, will pay to each participating securities firm that originates shareholder investments in Class A shares of Templeton Global Long-Short Fund the full applicable front-end sales charge paid by such investors.

               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.